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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 20, 1997

                            PROTOSOURCE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                   33-86242                77-0190772
-----------------------------        -----------            ------------------
(State or other jurisdiction         (Commission            (IRS Employer I.D.
       of incorporation)             File Number)               Number)


                         2300 Tulare Street, Suite 100
                            Fresno, California 93721
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (209) 486-8638
                                                          --------------

                                 2580 West Shaw
                            Fresno, California 93711
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)



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


                       SECURITIES AND EXCHANGE COMMISSION

                              FINANCIAL STATEMENTS
                                       TO
                                   FORM 8-K/A

                             DATED JANUARY 3, 1997

                            PROTOSOURCE CORPORATION
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                        PAGE
                                                                        ----

Proforma Condensed Financial Statements Summary
   of Presentation                                                      F-2

Proforma Condensed Balance Sheet as of September 30, 1996               F-3

Proforma Condensed Statement of Operations for the nine
   months ended September 30, 1996                                      F-5

Proforma Condensed Statement of Operations for the nine
   months ended September 30, 1995                                      F-6

Notes to Proforma Condensed Financial Statements                        F-7

                            PROTOSOURCE CORPORATION
                    PROFORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited proforma condensed financial statements gives effect to the divestiture of ProtoSource Corporation's (the "Company's") software development, MarketStreet and computer training center divisions (the "divisions") to the former management of the Company. The proforma condensed financial statements are based on the Company's historical financial statements and estimates and assumptions set forth below.

The proforma condensed balance sheet as of September 30, 1996 gives effect to the divestiture of the divisions to the former management of the Company as if the sale took place on September 30, 1996.

The proforma condensed statement of operations for the nine months ended September 30, 1996 includes the divestiture of the divisions as if the transaction was completed at the beginning of the year. The proforma condensed statement of operations for the nine months ended September 30, 1995 includes the divestiture of the divisions as if the transaction was completed at the beginning of the year.

Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited proforma financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The proforma financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995 and the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 1996.

                                     PROTOSOURCE CORPORATION
                                    (Formerly SHR Corporation
                                  dba Software Solutions Company)
                                  PROFORMA CONDENSED BALANCE SHEET
                                          SEPTEMBER 30, 1996
                                              (UNAUDITED)

                                                 ASSETS
                                                 ------
                                                                             Proforma            Proforma
                                                        ProtoSource         Adjustments          Combined
                                                        -----------         -----------          --------
Current Assets:
  Cash and cash equivalents                             $    2,370          $1,070,000 (1)       $1,072,370
                                                                               250,000 (2)
                                                                              (250,000)(3)
  Accounts receivable, net of allowance
   for doubtful accounts of $199,848 and $-0-,
   as adjusted                                              178,256           (129,438)(3)           48,818
  Inventories                                                50,288            (50,288)(3)               --
  Deposits and other current assets                          46,775            (20,000)(1)           14,275
                                                                               (12,500)(3)
                                                        -----------        -----------           ----------
      Total Current Assets                                  277,689            857,774            1,135,463
                                                        -----------        -----------           ----------

Property and Equipment, at cost:
  Land                                                      411,176                 --              411,176
  Building and improvements                               1,389,590                 --            1,389,590
  Equipment                                                 738,947            (67,806)(3)          671,141
  Furniture                                                 132,750            (38,375)(3)           94,375
  Vehicles                                                   10,090                 --               10,090
                                                        -----------        -----------           ----------
                                                          2,682,553           (106,181)           2,576,372
  Less accumulated depreciation and
   amortization                                             423,789            (31,732)(3)          392,057
                                                        -----------        -----------           ----------

       Net Property and Equipment                         2,258,764            (74,449)           2,184,315
                                                        -----------        -----------           ----------

Other Assets:
  Software development costs, net of                                          (250,000)(2)
   accumulated amortization of $895,868                     710,215           (460,215)(3)               --
  Deferred tax assets                                        71,550                 --               71,550
  Note receivable                                            35,000            (35,000)(3)          770,850
                                                                               770,850 (3)
  Deposits and other assets                                  74,141                 --               74,141
                                                        -----------        -----------           ----------

       Total Other Assets                                   890,906             25,635              916,541
                                                        -----------        -----------           ----------

       Total Assets                                     $ 3,427,359         $  808,960           $4,236,319
                                                        ===========         ==========           ==========

                            The accompanying notes are an integral
               part of these unaudited proforma condensed financial statements.



                                             F-3

                                    PROTOSOURCE CORPORATION
                                   (Formerly SHR Corporation
                                dba Software Solutions Company)
                               PROFORMA CONDENSED BALANCE SHEET
                                     SEPTEMBER 30, 1996
                                          (UNAUDITED)

                             LIABILITIES AND SHAREHOLDERS' EQUITY
                             ------------------------------------

                                                                                 Proforma                 Proforma
                                                     ProtoSource                Adjustments               Combined
                                                     -----------                -----------               --------
Current Liabilities:
  Accounts payable                                   $  417,194                 $ (275,438)(3)            $ 141,756
  Accrued liabilities                                   294,710                    (81,611)(3)              213,099
  Customer deposits                                      44,415                         --                   44,415
  Notes payable                                         200,000                   (200,000)(1)                   --
  Current portion of long-term debt                     116,008                         --                  116,008
  Unearned customer support revenue                      25,099                    (25,099)(3)                   --
                                                     ----------                 ----------                ---------

      Total Current Liabilities                       1,097,426                   (582,148)                 515,278
                                                     ----------                 ----------                ---------
Long-Term Debt, net of current portion above:
  Bank                                                    3,130                         --                    3,130
  Individuals                                            45,907                    (45,907)(3)                   --
  Obligations under capital leases                    1,801,161                        --                 1,801,161
  Less current portion above                           (116,008)                       --                  (116,008)
                                                     ----------                 ----------                ---------

      Total Long-Term Debt                            1,734,190                    (45,907)               1,688,283
                                                     ----------                 ----------                ---------

Commitments and contingencies                                --                         --                       --

Shareholders' Equity:
  Preferred stock, no par value;
   5,000,000 shares authorized, 900,000
   shares issued and outstanding, -O- adjusted               --                         -- (4)                   --
  Common stock, no par value;  10,000,000
   shares  authorized,  1,330,001  shares
   issued and outstanding, 7,730,001 as adjusted      3,464,286                  1,350,000 (1)            4,814,286
  Retained earnings (deficit)                        (2,868,543)                   187,015 (3)           (2,781,528)
                                                                                  (100,000)(1)
                                                     ----------                 ----------               ----------

       Total Shareholders' Equity                       595,743                  1,437,015                2,032,758
                                                     ----------                 ----------               ----------

       Total Liabilities and Shareholders'
        Equity                                      $ 3,427,359                 $  808,960               $4,236,319
                                                    ===========                 ==========               ==========

                              The accompanying notes are an integral
                   part of these unaudited proforma condensed financial statements.

                                                F-4

                                           PROTOSOURCE CORPORATION
                                          (Formerly SHR Corporation
                                       dba Software Solutions Company)
                                 PROFORMA CONDENSED STATEMENT OF OPERATIONS
                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                 (UNAUDITED)
                                                                                 Proforma                  Proforma
                                                     ProtoSource                Adjustments                Combined
                                                     -----------                -----------                --------
Net Revenues:
   Product sales                                     $   19,120                 $ (19,120) (5)             $     --
   Hardware equipment sales                             244,366                  (244,366) (5)                   --
   Professional service fees                            808,949                  (265,993) (5)              542,956
   Other                                                     --                        --                        --
                                                     ----------                 ---------                  --------

     Total Revenues                                   1,072,435                  (529,479)                  542,956
                                                     ----------                 ---------                  --------

Operating Expenses:
   Cost of product sales                                132,339                  (132,339) (5)                   --
   Cost of hardware equipment sales                     204,236                  (204,236) (5)                   --
   Cost of professional services                        342,612                   113,648  (5)              456,260
   Sales and marketing                                  384,808                  (384,808) (5)                   --
   Research and development                             213,126                  (213,126) (5)                   --
   General and administrative                           419,624                  (113,648) (5)              305,976
                                                     ----------                 ---------                 ---------

      Total Operating Expenses                        1,696,745                  (934,509)                  762,236
                                                     ----------                 ---------                 ---------

      Operating Loss                                   (624,310)                  405,030                  (219,280)
                                                     ----------                 ---------                 ---------
Other Income (Expense):
   Interest income                                        1,140                        --                     1,140
   Interest expense                                    (137,007)                       --                  (137,007)
   Financing costs                                           --                        --                       --
   Rent income                                               --                   108,000 (6)               108,000
   Other, net                                            78,189                        --                    78,189
                                                     ----------                 ---------                 ---------

      Total Other Income (Expense)                      (57,678)                  108,000                    50,322
                                                     ----------                 ---------                 ---------

Loss Before Provision
 (Benefit) For Income Taxes                            (681,988)                  513,030                  (168,958)

Provision (benefit) for income taxes                         --                        --                        --
                                                     ----------                 ---------                 ---------


Net Loss                                            $  (681,988)                $ 513,030                 $(168,958)
                                                    ===========                 =========                 =========

Net Loss Per Share of Common
 Stock                                              $      (.51)                                          $    (.02)
                                                    ===========                                           =========
Weighted Average Number of
 Common Shares Outstanding                            1,330,001                                           7,730,001
                                                    ===========                                           =========

                                     The accompanying notes are an integral
                         part of these unaudited proforma condensed financial statements.

                                                        F-5

                                                   PROTOSOURCE CORPORATION
                                                  (Formerly SHR Corporation
                                                dba Software Solutions Company)
                                          PROFORMA CONDENSED STATEMENT OF OPERATIONS
                                          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                                          (UNAUDITED)

                                                                     Proforma           Proforma
                                                     ProtoSource    Adjustments         Combined
                                                     -----------    -----------         --------
Net Revenues:
   Product sales                                     $  283,029     $  (283,029)(5)    $        --
   Hardware equipment sales                             801,316        (801,316)(5)             --
   Professional service fees                            426,963        (404,493)(5)         22,470
   Other                                                     --              --                 --
                                                    -----------     -----------        -----------

      Total Revenues                                  1,511,308      (1,488,838)            22,470
                                                    -----------     -----------        -----------

Operating Expenses:
   Cost of product sales                                227,250        (227,250)(5)             --
   Cost of hardware equipment sales                     632,904        (632,904)(5)             --
   Cost of professional services                        209,493        (133,947)(5)         75,546
   Sales and marketing                                  443,528        (443,528)(5)             --
   Research and development                             315,684        (315,684)(5)             --
   General and administrative                           401,424              --            401,424
                                                    -----------     -----------        -----------

     Total Operating Expenses                         2,230,283      (1,753,313)           476,970
                                                    -----------     -----------        -----------

     Operating Loss                                    (718,975)        264,475           (454,500)
                                                    -----------     -----------        -----------

Other Income (Expense):
   Interest income                                       48,255              --             48,255
   Interest expense                                    (122,266)             --           (122,266)
   Financing costs                                           --              --                 --
   Rent income                                               --         108,000 (6)        108,000
   Other, net                                            83,893              --             83,893
                                                    -----------      ----------        -----------

     Total Other Income (Expense)                         9,882         108,000            117,882
                                                    -----------     -----------        -----------

Loss Before Provision
 (Benefit) For Income Taxes                            (709,093)        372,475           (336,618)

Provision (benefit) for income taxes                   (170,183)             --           (170,183)
                                                    -----------     -----------        -----------

Net Loss                                            $  (538,910)    $   372,475        $  (166,435)
                                                    ===========     ===========        ===========

Net Loss Per Share of Common
 Stock                                              $      (.45)                       $      (.02)
                                                    ===========                        ===========

Weighted Average Number of
 Common Shares Outstanding                            1,205,441                          7,605,441
                                                    ===========                        ===========


                             The accompanying notes are an integral
                 part of these unaudited proforma condensed financial statements.


                                               F-6


                            PROTOSOURCE CORPORATION
                NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  Basis of Presentation
    ---------------------

     In 1996, the Company retained the Kriegsman Group ("Kriegsman"), a financial consulting firm, to assist it with a financial restructuring of its operations. Kriegsman was to use its best efforts to provide a minimum of $1,500,000 of financing for the Company through bridge loans or equity financing. In August 1996, a bridge loan of $200,000 was obtained by the Company for which the Company issued 400,000 shares of common stock to the bridge lenders as additional consideration for the $200,000 loan. In October and November 1996 the Company sold 6,000,000 shares of its common stock at $.25 per share through an Underwriter, which included the conversion of the $200,000 bridge loan into common stock. The Company paid the Underwriter a 10% sales commission and a 3% nonaccountable expense allowance on the bridge loan and sale of common stock. The Company also entered into a two year financial consulting agreement with the Underwriter which provides for a monthly consulting fee of $5,000 for the two year period.

     As a part of the financing transaction, the Company granted both the Underwriter and Kriegsman warrants to purchase common stock. The Company granted 2,200,000 warrants to each which are exercisable at $.25 per share for a four year period through October 31, 2001. The Company also agreed to use its best efforts to file a Registration Statement within 90 days of the closing of the Private Placement to register the shares issued in the Private Placement and the shares underlying the warrants issued to the Underwriter and Kriegsman.

     In connection with the financial restructuring the Company agreed to divest the software development, MarketStreet and the computer training center divisions. The divisions were spun-off to a new Company owned by the former management of the Company on December 31, 1996. All of the assets of the three divisions and the related liabilities and facilities leases were assumed by the former management. Also included in the assets of the divested divisions will be $500,000 in cash less expenses of the divested divisions paid prior to closing. The management of the divested divisions will also assume all litigation and claims related to the divisions which includes one law suit in the amount of approximately $70,000. The Kriegsman Group will also nominate new members for the Board of Directors upon completion of the divestiture of the three divisions. The Company will receive a 25% ownership interest in the common stock of the new company formed to acquire the divested divisions and the divested divisions will lease the principal office from the Company for a period of eighteen months at the current market rate.

                            PROTOSOURCE CORPORATION
                NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

2.  Proforma Net Income (Loss) Per Share of Common Stock
    ----------------------------------------------------

     The proforma net income (loss) per share of common stock is based on the weighted average number of common shares outstanding during the period. The shares issued in the Private Placement described above are given effect to as if they were issued at the beginning of the period for each period presented in the proforma combined calculations.

3.  Proforma Adjustments
    --------------------

     Adjustments to present the proforma combined condensed financial statements are as follows:

     1. Adjustment to record the sale of 6,000,000 shares of common stock at $.25 per share, which includes conversion of the $200,000 Bridge Loan into common stock, net of offering expenses of approximately $250,000. Also includes issuance of 400,000 shares of common stock as additional consideration to the bridge lenders.

     2. Adjustment to record the receipt of approximately $250,000 from the sale of additional interest in the Software, net of expenses.

     3. Adjustment to record the divestiture of the assets and liabilities of the divested divisions.

     4. Adjustment to record cancellation of all of the outstanding Preferred Stock of the Company in accordance with the terms of the Divestiture Agreement.

     5. Adjustment to remove the operations of the divested divisions for the period.

     6. Adjustment to record rent income for the sublease of office space to the divested divisions of $12,000 per month.

     The Registrant hereby amends Item 7, Financial Statements and Exhibits of its Current Report on Form 8-K dated January 3, 1997 as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (b)  Pro forma financial information.

            Proforma Condensed Financial Statements Summary of Presentation

            Unaudited Proforma Condensed Balance Sheet as of September 30, 1996

            Unaudited Proforma Condensed Statement of Operations for the nine months ended September 30, 1996

            Unaudited Proforma Condensed Statement of Operations for the nine months ended September 30, 1995

            Notes to Proforma Condensed Financial Statements


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROTOSOURCE CORPORATION
                                            (Registrant)


                                            By:  /s/  ANDY CHU
                                                --------------------------------
                                                Andy Chu, President


Dated:  February 20, 1997
        -----------------